Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To HUBCO, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 10, 1998 included in HUBCO's Annual Report on Form 10-K and to all references to our firm included in this Registration Statement.




                                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
May 8, 1998